UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2014

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 2, 2014, Meritor, Inc. (the “Company”), through subsidiaries, entered into agreements with Volvo Truck Corporation and its Brazilian affiliate, both subsidiaries of AB Volvo, with respect to the supply of axles in Europe and South America through December 31, 2021, and with Volvo Truck Corporation with respect to the supply of axles in Australia through May 31, 2019.  These agreements replace existing agreements which will expire on October 4, 2014.  Also, the Company, through subsidiaries, entered into agreements with Volvo Group North America, LLC, a subsidiary of AB Volvo, to extend and amend its existing agreements with respect to the supply of axles and drivelines in North America through May 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.

By: /s/ Sandra J. Quick
Name: Sandra J. Quick
Title: Senior Vice President, General Counsel and Secretary

Date: October 2, 2014